Investor Presentation August 2011 Materion Corporation Exhibit 99.1

Forward-Looking Statements
These slides contain (and the accompanying oral discussion will contain)
“forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, the timing and ability to achieve further efficiencies and synergies resulting from our name change and product line alignment under the Materion name and brand, and other factors disclosed in periodic reports filed with the Securities and Exchange
Commission. Consequently these forward-looking statements should be regarded as the
Company’s current plans, estimates and beliefs.
The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

M A T E R I O N T O D A Y : New Name, Same Impressive Performance 3 19% CAGR Sales growth (2005 – 2010) 30% CAGR Operating profit growth (2005 – 2010) Successful Repositioning of company

T H E S I S Positioned to Deliver Long-Term, Sustainable Growth 4 A company with a strong platform…

The Repositioning of Materion Prior to 2002 2002 – 2010 2011 + Metals and mining focus Repositioning Sustained growth 5

Successful Repositioning – Snapshot

2002 2010
Revenues $373M $1.3B
Revenue % in
Advanced Materials
47% 75%
Sales per employee
(thousands)
$200 $524
Debt-to-Debt-Plus-Equity 43% 18%
Working capital
% of sales
41% 25%
Cyclicality High Low

Operating Businesses are Well-Positioned and Growing

Business End Markets
(Examples)
Products
(Examples)
Sales Growth
(2002-2010)
Advanced Materials
• Wireless
• LED
• Optical
• Medical
• Alternative
energy
• PVD targets
• Optical / medical
coatings
• Electronic packaging
• Inorganic powders
453%
75% of revenues
Integrated Metals
• Wireless
• Oil & gas
• Aerospace
• Heavy equipment
• Defense
• Electronic connectors
• Directional drilling
components
• Optical structures
• Bushings and bearings
68%
25% of revenues

Growth
Defense
Commercial Aerospace
Medical
Devices
Disk Drives
Optics
Telecom
Infrastructure
LED’s
Alternative
Energy
LCD
Space /
Science
Notebooks
Cellular phones
(smartphones),
Tablet computers
Heavy
Equipment
Positioned in Diverse Set of High-Growth Markets
Entered multiple leading-edge growth markets since 2002

High Operating Margins
Operating
Profit %
Operating Profit % of
Value-Added
(1)
Integrated Metals 11 – 13% 14 – 16%
Advanced Materials 5 – 7% 22 – 24%
Company 5 – 7% 13 – 15%

Removing High Value Metals Clarifies True Margins
2010
Note (1): Excludes high value metals from sales

A Global Platform
Operations in US
and 11 Countries
Significant and Expanding
International Sales
2010
28%
“Direct”
International
Sales

Customers in >50 countries
Expect “direct” international sales
to be 40 - 50% in 3-5 years

T H E S I S Positioned to Deliver Long-Term, Sustainable Growth 11 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan

High Value-Added Business Model 12 1. Target high growth markets 2. Own fast growing niches 3. Expand with innovative products 4. Add synergistic acquisitions 5. Ensure financial discipline

1. Target High Growth, Leading-Edge Markets

Market
Q2 2011
% of Value-
Added Sales
2011
Trends
Key Drivers
Consumer Electronics 23%
• Smartphone growth
• Tablet computers & LEDs
• Miniaturization
Industrial Components &
Commercial Aerospace
16%
• New airplane builds & retrofits
• Increasing air travel
• Heavy equipment builds
Defense & Science 14%
• DoD & foreign military budgets
• Demand for communications satellites
• High performance optical devices
Automotive Electronics 9%
• Increasing global car production
• HEV/EV lithium ion battery components
• Engine control & electronic systems
Telecommunications
Infrastructure 8%
• Global 3G/4G builds
• Base stations
• Undersea fiber-optics expansion
Energy
7%
• Directional drilling
• Rig counts
• Solar, batteries & smart grid devices
Medical 6%
• Glucose testing
• Diagnostics equipment

MATERION

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1. Target High Growth, Leading-Edge Markets

Reportable Segments
ADVANCED MATERIAL
TECHNOLOGIES
PERFORMANCE
ALLOYS
BERYLLIUM &
COMPOSITES
TECHNICAL
MATERIALS
Key Markets
Precious, Non-precious,
Specialty Metal and Inorganic
Materials; Electronic Packages
and Components
Bulk and Strip Form Products
and Beryllium Hydroxide
Beryllium and Beryllia Ceramic
Products
Specialty Strip Metal
Products
CONSUMER
ELECTRONICS
INDUSTRIAL
COMPONENTS &
COMM. AEROSPACE
DEFENSE & SCIENCE
AUTOMOTIVE
ELECTRONICS
TELECOM
INFRASTRUCTURE
ENERGY
MEDICAL

2. Own The Niche – Examples
• Only fully integrated producer of beryllium
– one-of-a-kind business

Leading position
in niche
• Unique copper-nickel material ToughMet
– multiple advanced applications growing at
over 30% annually
• Optical coatings
– highly sophisticated uses for defense
and medical applications
• Smartphone applications
– currently in 95% of all smartphones,
expected to grow 50% in 2011
TM

3. Continually Develop Innovative Products
• Customer-centric product development
• Active research programs
• New product areas include
– LEDs
– Medical
– Commercial Optics
– Disk drive arms
– Solar
– Batteries
– Science
– Commercial Aerospace

MATERION

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	✓	✓	✓

[redacted]

4. Synergistic Acquisitions – Strong Record
Add complementary
products / technology
Expand market
position
Accretive in
year 1
OMC – shield kit cleaning
TFT – thin film coatings
CERAC – inorganic chemicals
Techni-Met – thin film coatings
Barr – thin film coatings
Academy – precious metals

By 2010, added over $300M to sales and approximately 25% of company profit
Acquisitions  2005-2010 – Impact

4. Synergistic Acquisitions
Case Study of Growing a Niche Business
– Optical Filters and Medical Coatings
(Revenues)

2010
• Revenues of $91M
• 78% CAGR
• Positioned in $1.2B+
market growing at
11% annually
$9M
$82M
Barr
(2009)
Barr
(2009)
Techni-
Met
(2008)
Techni-
Met
(2008)

5. Ensure Financial Discipline

Maintain strong
balance sheet
Debt-to-Debt-Plus-Equity
Strong
cash flow
• Cash flow from operations
$30M - $75M annually for
the past five years
• Capex below depreciation
• Reduction in working
capital goal to <20% sales
Resources to
finance
acquisitions of
$50M to $100M
annually
After $175M in acquisitions (net)
21%
18%
0%
10%
20%
30%
2005 2010
Maximum 30%

T H E S I S Positioned to Deliver Long-Term, Sustainable Growth 20 A company with a strong platform… … Leveraging a high value-added business model… … Executing a focused growth plan 1 2 3

Financial Goals Next 3-5 Years
2010 Next 3-5 years
Revenue growth – organic 35% >10%
Acquisitions $21M
$50 - $100M
per year
Margins (OP % VA) 14% 14% - 18%
Working capital % sales 25% <20%
Debt to Debt-Plus-Equity 18% <30%
ROIC (pre-tax) 17% >20%

Continuing to Execute Three Point Strategy 22 1 Grow and diversify revenue base 2 Expand margins 3 Improve fixed and working capital utilization Increasing Shareholder Value

S T R A T E G Y   # 1 :  G R O W T H
Expand and Diversify Revenue Base
• Targeting expansion in growth markets including:
– smart mobile devices, 3G / 4G, commercial aerospace, oil & gas, alternative energy, optics, LED / LCD
• Ongoing global expansion
– Asia
• Strategic acquisition fast accretion
– Technology
– Global reach

7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Materion Sales
Global Rig Count
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011-YTD
2012-F
2013-F
2014-F
+541 %
+96 %

5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Materion Sales
Aircraft delivered
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011-YTD
2012-F
2013-F
2014-F
+354 %
+83%

S T R A T E G Y # 1 : G R O W T H Strategy in Action: Outgrowing Growth Markets Growth of Materion Oil and Gas Sales vs. Market Growth of Materion Aerospace Sales vs Market 24

S T R A T E G Y   # 2 :  M A R G I N S
Expand Margins – Key Drivers

1
Lean Sigma
operating
efficiency
2
Higher value
added products
3
Cost
reductions
Margin
Today
12 - 14%
Target
Margin
14 - 18%
(OP % VA)

Improve Fixed and Working Capital Efficiency

Lean Sigma
• Cycle time reduction
• Yield improvement
• On-time shipments
Based on 2011 projected sales, each 5% of working capital efficiency = $43M of cash
Improve Working Capital
Efficiency
Working capital % of sales
41%
25%
<20%
2002 2010 Target
S T R A T E G Y # 3 : C A P I T A L E F F I C I E N C Y

2011 Outlook and Guidance Revenues ($B) EPS ($) 27 $2.25 2010 2011(F) $1.3B 2010 2011(F) $1.55B $2.35 - $2.60

I N   S U M M A R Y
Why Invest in Materion Corporation

Positioning
Niche leader in high-growth markets
Performance
Strong performance record
Growth
Executing three point strategy
• Global player, strong secular market drivers
• Sustainable long-term growth
• Proven business model
• Target, expand, then own niche
• Clear financial goals, performance
continuing to improve

Appendix

I/O Connector
Contacts
Battery Contacts
Internal Antenna Contacts
Grounding Clips
and Audio Jacks
Micro Mezzanine
Connectors for
LCD Screen
Internal Electronics and LED
• Thin Film Materials – Power
amplifiers, LED, SAW and
BAW devices, filters, and ICs
• Hermetic Solutions for SAW
• Refining / Recycling
• Precision Parts Cleaning
Other Smart Phone Applications:
• Circuit Board and IC Inspection
• RoHS Compliance Assurance
• Cellular Infrastructure with High Power
RF Packaging
Internal Electronics
• Precursor materials for GaAs
wafer production
Applications: Smart Phones

Avionics/Electrical
Systems
Airframe Structure
Landing Gear
Attachments
Engine and Pylon
Attachments
Flight Control
Mechanisms
Horizontal Stabilizer &
Rudder Attachments
Hydraulic Systems
Fuel Systems
Wing Attachments
Doors & Hatches
Landing Gear
Components
Flight Attendant
Jumpseat Spring
Safety Slide
Mechanism
Other Aerospace Applications:
• Baggage Inspection
• Nondestructive Evaluation (Cracked
Component Detection)

Applications: Aerospace

Applications: Defense
• Infrared Sensors for Fighter
Jet and UAV Optical
Targeting
• Electronic Packaging for
Defense Avionics, Radar
and Electronic
Countermeasure Systems
• Structural and Electronic
Components for Satellites
• X-ray Windows in Security
Imaging Systems
• Laser Protection Optical
Coatings
• Night Vision System Optics

Lithium Ion Battery
Interconnects
Battery Management
Resistors
Electronic Power
Steering Modules
ABS Leadframes
Engine Efficiency Oxygen
Sensors
Mirror & Windshield Electronic
Connections
Air Bag Sensors
Lamp Socket Connectors
Auto Dimming Mirror
Connectors
Hybrid Vehicle Motor &
Module Connectors
Window and Door
Switches
Fuel Pump and Fuel
Level Sensors
Battery
Terminals
Engine Ignition and
Control Modules
Battery & Relay Control
Modules
Turn Signal and Emergency
Flasher Relays
On Board
Telematics
Applications: Automotive Electronics

Under Water Wellhead Equipment
Directional Drilling
Equipment
MWD, LWD, MPT Systems
Drill Bits
Structural Rig
Components
Wellhead Control Equipment
Other Oil & Gas Applications:
• Artificial Lift Equipment
• Elemental Analysis
• Down Hole X-Ray Inspection
ROV’s, blow out preventers, hydraulic
actuators, control fluid couplings
Applications: Oil & Gas

Technology: Amorphous Silicon
(a-Si, tandem and multi-junction)
Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers
Technology: Cadmium Telluride (CdTe)
Thin Film (PVD)  Materials
Cadmium based solar cell architecture. N and P
type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers
Technology: Copper Indium
Gallium Selenide (CIGS)
Thin Film (PVD) Materials as
well as Powders for Printing
CIGS applications
Copper Indium Gallium Selenide
thin film and screen printing
applications for flexible and rigid
solar cells.
Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating  Solar rays
into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials
Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metallized Ceramic  Substrates
Technology: Flexible Solar Cells / Building
Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to accommodate
applications such as roofing tiles or defense.
Technology: Crystalline
Silicon (Si)
Interconnect Materials
Front and backplane systems for
high efficiency designs.
Applications: Solar Energy

Applications: Telecommunications Infrastructure
Base Stations
• Coaxial Connectors
• High Power Amplifiers
Local Area Networks
• Shielding
• Modular Jacks
• PCB Sockets
• Processor Sockets
Other Telecommunications Infrastructure
Applications
• Undersea Repeater Housings

Cardiac Rhythm Management
• Electronic Interconnects/Components
• Niobium/Titanium Electron Beam Weld
Insulin Pump
• EMI Shielding and Grounding
• Electrical Terminals in Connectors
Seizure Control
• Thin Film Deposition Implantable
Electrode – Parkinson's disease
(R&D)
External Glucose Analysis
• Subcutaneous sensors for glucose measurement
Subcutaneous Glucose Analysis
• Thin Film Coatings – Electrode Monitoring device
Radiation Therapy –
Neutron Reflectors
X-Ray Mammography
Other Medical Applications:
• CT Scan
• Diagnostic X-Rays
• Advanced Drug Delivery Components
• Diagnostic Electronic Components
• Anesthesia Monitoring Components
•
Operating Instruments
Applications: Medical

Q2 2011

Other
10%
Consumer Electronics
29%
Services
12%
Medical
11%
Telecommunications
Infrastructure
4%
Energy
5%
Defense & Science
19%
Industrial Components &
Commercial Aerospace
10%

Value-Added Sales: Advanced Material Technologies A-9

Other
7%
Consumer Electronics
22%
Appliance
11%
Medical
3%
Telecommunications
Infrastructure
13%
Industrial Components &
Commercial Aerospace
20%
Energy
10%
Automotive Electronics
12%
Defense & Science
2%

Value-Added Sales: Performance Alloys A-10 Q2 2011

Q2 2011

Other
7%
Industrial Components &
Commercial Aerospace
24%
Medical
10%
Telecommunications
Infrastructure
7%
Energy
1%
Defense & Science
51%

Value-Added Sales: Beryllium and Composites A-11

Q2 2011

Other
6%
Medical
1%
Energy
6%
Consumer Electronics
41%
Automotive Electronics
46%

Value-Added Sales: Technical Materials A-12

New Product and Technology Development
Advanced Material Technologies
– Optics Coating Materials and Large Format Components
– Precision Optical Thin Film Coatings (specialty filters)
– Thin Film Electrodes (medical diagnostics)
– Optical package for New Photonics applications
– RF packages for the latest transistor technology (3G and 4G infrastructure)
– Expanded refining/chamber services – Compliment to Thin Film Materials &
Coating businesses
– Large format Thin Film Materials for large area coatings ( Energy, Solar )
– Solar Panel Thin Film, Concentrator Materials and Barrier Film Coatings
– MEMS and Photovoltaic Packaging Materials
– Nanotechnology Materials
– Materials for High Brightness LEDs
– Specialty Inorganic Compounds (Solar, Security)
– Precious Metal Materials – rod, bar, sheet, slugs, etc.
– Refining and Metal Recovery and Management Services

New Product and Technology Development
Performance Alloys
– ToughMet® Alloy for High Volume Bearing Applications
– BrushForm 158 for Voice Coil Motor (VCM) applications
– Materion R270 Strip
Beryllium and Composites
– Nearer net shape fabrication (hot isostatic pressing)
– Truextent™ speaker diaphragms
– Coatings
– Nuclear beryllium materials
Technical Materials
– Li lon Battery Interconnects
– Power Electronics
– Solar Leadframe Application
– Medical Applications
– Hard Drives

Investor Presentation August 2011 Materion Corporation